Exhibit 4.2
-----------

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") made as of the 2nd day of December, 1999, by and among DigitalWork.com, Inc., a Delaware corporation (the "Company") and each of the persons listed as an Investor on the signature pages hereto (the "Investors").

     WHEREAS, pursuant to that certain Series C Convertible Preferred Stock Purchase Agreement of May 17, 1999 (the "Series C Purchase Agreement"), among the Company and certain of the Investors, such Investors purchased Series C Convertible Preferred Stock, $0.005 par value per share, of the Company (the "Series C Preferred Stock") in each case as listed on Schedule I thereto, all of
                                                      ----------
which shares are convertible into shares of the Company's Common Stock, as hereinafter defined;

     WHEREAS, as a condition to the closing of the transactions contemplated by the Series C Purchase Agreement, the Company and the purchasers of the Series C Preferred Stock entered into that certain Registration Rights Agreement dated as of May 17, 1999 (the "Original Registration Rights Agreement");

     WHEREAS, pursuant to that certain Series D Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series D Purchase Agreement" and, together with the Series C Purchase Agreement, the "Purchase Agreements"), among the Company and certain of the Investors, such Investors are purchasing Series D Convertible Preferred Stock, $0.005 par value per share, of the Company ("Series D Preferred Stock") in each case as listed on Schedule I thereto, all of which
                                              ----------
shares are convertible into shares of the Company's Common Stock;

     WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Series D Purchase Agreement that the Company and the investors that are parties to the Original Registration Rights Agreement amend and restate the Original Registration Rights Agreement on the terms and subject to the conditions set forth herein; and

     WHEREAS, pursuant to Section 14 of the Original Registration Rights Agreement, the Company and the Holders of at least two-thirds of the outstanding Registrable Stock and the securities convertible into such stock on the date hereof, do hereby amend and restate the Original Registration Rights Agreement in its entirety on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

     1.   Definitions. The following terms shall be used in this Agreement with
          -----------
the following respective meanings:

     "Affiliate" means (i) any Person directly or indirectly controlling,
     -----------
controlled by or under common control with another Person; (ii) any Person owning or controlling ten (10%) percent or more of the outstanding voting securities of such other Person; (iii) any officer, director or partner of such Person; and (iv) if such Person is an officer, director or partner, any such company for which such Person acts in such capacity.

     "Commission" means the Securities and Exchange Commission, or any other
     ------------
federal agency at the time administering the Securities Act.

     "Common Stock" means and includes (a) the Company's Common Stock, $0.005
     --------------
par value per share, as authorized on the date of this Agreement and (b) any other securities into which or for which the securities described in (a) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
     --------------
any successor Federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

     "Holder" means any holder of Registrable Stock or Series D Preferred Stock,
     --------
as the case may be.

     "Initial Public Offering" means the consummation of an initial public
     -------------------------
offering of the Company's common stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended.

     "Investors" means each of the persons who are listed on Schedule RRA-I
     -----------
attached hereto and have executed this Agreement.

     "NASD" means the National Association of Securities Dealers, Inc.
     ------

     "Person" means any natural person, partnership, corporation or other legal
     --------
     entity.

     "Preferred Stock" means and includes (a) the Company's Series C Preferred
     -----------------
Stock as authorized on the date of this agreement, (b) the Company's Series D Preferred Stock as authorized on the date of this Agreement and (c) any other securities into which or for which the securities described above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "Registrable Stock" means (a) the Common Stock issued or issuable upon
     ------------------
conversion of the Preferred Stock, whether or not such Common Stock is owned by any of the Investors,

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

(b) all Common Stock now or hereafter owned by any Investor which is acquired otherwise than upon conversion of the Preferred Stock, including, without limitation, any shares of Common Stock purchased by such investor pursuant to the warrants issued to such Investor in connection with the transactions contemplated by the Series D Purchase Agreement, so long as it is held by any Investor or an Affiliate of any Investor and (c) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of Common Stock
                                 --------  -------
shall only be treated as Registrable Stock if and so long as they are not eligible for sale without restriction under Rule 144(k) under the Securities Act or have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

     "Registration Statement" means a registration statement filed by the
     ------------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4, or successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Series D Registrable Stock" means (a) shares of Common Stock issued or
     ----------------------------
issuable upon conversion of the Series D Preferred Stock, whether or not such Common Stock is owned by any of the Investors, (b) shares of Common Stock purchased by such Investor pursuant to a warrant issued to such Investor in connection with the transactions contemplated by the Series D Purchase Agreement and (c) the shares of Common Stock issued or issuable upon the conversion the Series D Preferred Stock purchased pursuant to the warrants contemplated by that certain Warrant Purchase Agreement by and among the Company and the affiliates of Attractor Investment Management, Inc. set forth on Schedule 1 thereto (the "Warrant Purchase Agreement"), so long as it is held by any Investor or an Affiliate of any Investor and (c) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of Common Stock
                                 --------  -------
shall only be treated as Series D Registrable Stock if and so long as they are not eligible for sale without restriction under Rule 144(k) under the Securities Act or have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

     "Securities Act" means the Securities Act of 1933, or any successor Federal
     ----------------
statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

     2.   Restrictive Legend. Each certificate representing Preferred Stock
          ------------------
shall, except as otherwise provided in this Section 2, be stamped or otherwise imprinted with a legend substantially in the following form:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SHARES (A) HAVE BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS, (B) ARE TRANSFERABLE PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT, OR
(C) IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY ARE TRANSFERABLE PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

A certificate shall not bear such legend, or such legend shall be promptly removed, if in the opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws or the Holder provides the Company with a certificate that such Holder satisfies all the requirements of Rule 144 (k).

     3.   Required Registration.
          ---------------------

          (a) At any time after the earlier of (i) 180 days after the date of the Company's Initial Public Offering and (ii) April 22, 2002, the Holder or Holders of at least twenty-five percent (25%) of all Registrable Stock then outstanding (the "Initiating Holders") may by notice in writing to the Company request the Company to register under the Securities Act at least twenty percent (20%) of the Registrable Stock, or any lesser percentage if the anticipated gross receipts of the offering exceed $2,000,000, in the manner specified in such notice.

          (b) At any time after the earlier of (i) 180 days after the date of the Company's Initial Public Offering and (ii) April 2, 2002, the Holder of the Holders of over fifty percent (50%) of the Series D Registrable Stock then outstanding (the "Series D Initiating Holders") may by notice to the Company request the Company to register under the Securities Act at least twenty percent (20%) of the Series D Registrable Stock, or any lesser percentage if the anticipated gross receipts of the offering exceed $2,000,000, in the manner specified in such notice.

          (c) Notwithstanding anything to the contrary contained herein, the Company shall not be required to seek to cause a Registration Statement to become effective pursuant to this Section 3, if: (A) within a period of 90 days after the effective date of a Registration Statement (180 days if the Registration

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

               Statement is for the Initial Public Offering) filed by the Company (other than a Registration Statement on Forms S-4, S-8 or any successors thereto), provided that the Company shall use its
                                        --------
               best efforts to cause a registration requested hereunder to be declared effective promptly following such period if such request is made during such period; or (B) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company or its stockholders for a Registration Statement to be filed at such time, or that it would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, then the Company's obligation to use all reasonable efforts to register, qualify or comply under this Section 3 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from such Holders; provided,
                                                                     --------
               however, that the Company may not utilize this deferral right
               -------
               more than once in any twelve-month period.

          (d)  Following receipt of any notice given under this Section 3(a) or
     (b) by the Initiating Holders or the Series D Initiating Holders, the Company shall immediately notify in writing (x) in the case of a notice by a Holder pursuant to Section 3(a), all Holders, or (y) in the case of a notice by the Series D Initiating Holders pursuant to Section 3(b), all Holders of Series D Registrable Stock, that such registration is to be effected and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders or Series D Initiating Holders, as the case may be, the number of shares of Registrable Stock, specified in such notice (and in all notices received by the Company pursuant hereto). Holders, other than the Initiating Holders, shall notify the Company of their desire to participate in the Registration within twenty (20) days of the Company's notice to them. The Company shall designate the managing underwriter of such offering, subject to the approval of the Holders of a majority of the shares of Registrable Stock and Series D Registrable Stock to be sold in such offering, which approval shall not be unreasonably withheld or delayed. The Company is obligated to effect only two registrations pursuant to Section 3(a) herein and one registration pursuant to Section 3(b) herein; provided, however, that such obligation shall be
                             --------  -------
     deemed satisfied only when a Registration Statement covering all shares of Registrable Stock, specified in notices received as aforesaid and which have not been withdrawn by the Holder thereof, for sale in accordance with the method of disposition specified by the Initiating Holders, shall have become effective. A registration which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal of the Initiating Holders or Series D Initiating Holders, as the case may be, to proceed shall be deemed to have been effected by the Company at the request of such Initiating Holders or Series D Initiating Holders, as the case may be, unless the registration was withdrawn at the request of the Holders or Series D Initiating Holders, as the case may be, of a majority of the Registrable Stock

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement or Series D Registrable Stock to be sold in such offering upon learning of a material adverse change in the condition, business or prospects of the Company (other than a change in market demand for its securities or in the market price thereof) from that known to such Holders (and any knowledge of any Director appointed by such Holder shall be deemed knowledge of such Holder for purposes of this provision) at the time of their request (or of which the Company advised them in writing within 20 days thereafter) that makes the proposed offering unreasonable in the good faith judgment of a majority in interest of such Holders.

          (e) If the Registration Statement is to cover an underwritten distribution and, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Stock requested for inclusion pursuant to this Section 3 would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock to be included in the Offering shall be reduced to the required level with the participation in such Offering to be reduced pro rata among the Holders requesting such registration, based upon the number of shares of Registrable Stock or Series D Registrable Stock requested to be registered by such Holders. The Company shall be entitled to include in any Registration Statement referred to in this
     Section 3, for sale in accordance with the method of disposition specified by the Initiating Holders, shares of Common Stock for the Company's own account, except as and to the extent that, in the opinion of the managing underwriter, if any, such inclusion would adversely affect the marketing of the Registrable Stock or Series D Registrable Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor forms thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from the Initiating Holders or Series D Initiating Holders, as the case may be, pursuant to this Section 3 until the completion of the period of distribution of the registration contemplated thereby.

     4.   Incidental Registration.  Each time the Company shall determine to
          -----------------------
file a Registration Statement in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice thereof to all Holders. Upon the written request of one or more Holder(s) given within twenty (20) days after the giving of any such notice by the Company, the Company will use its best efforts to cause all such shares of Registrable Stock, the Holders of which have so requested registration thereof, to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock to be so registered. If the Registration Statement is to cover an underwritten distribution, the Company shall use its best efforts to cause the Registrable Stock requested for inclusion pursuant to this Section 4 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Stock requested for inclusion pursuant to this Section 4 would interfere with the successful marketing of a smaller number of

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement shares to be offered, then the number of shares of Registrable Stock and other securities to be included in the offering (except for shares to be issued (i) by the Company in an offering initiated by the Company or (ii) by any other party in an offering initiated by such party pursuant to registration rights granted to such party) shall be reduced to the required level by reducing (down to zero in the Company's Initial Public Offering, or to not less than thirty (30%) percent thereafter, if so required) the participation of the Holders of Registrable Stock in such offering (such reduction to be made to the amounts of shares requested for inclusion in such offering by such Holders on a pro rata basis among the Holders of Registrable Stock requesting such registration, based upon the number of shares of Registrable Stock owned by such Holders).

     5.   Registration on Form S-3.
          ------------------------

          (a) If at any time after the date hereof, (i) a Holder or Holders request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Stock held by such requesting Holder or Holders, the reasonably anticipated aggregate price to the public of such shares would exceed $500,000 and (ii) the Company is a registrant entitled to use Form S-3 or any successor form thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Stock specified in such notice. Whenever the Company is required by this
     Section 5 to use its best efforts to effect the registration of Registrable Stock, each of the procedures, requirements and limitations of Section 3 (including but not limited to the requirement that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering and the requirements of subparagraph (b)) shall apply to such registration; provided, however, that
                                                         --------  -------
     there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 5, except that the Company shall not be obligated to effect more than two registrations under this Section 5 in any twelve (12) month period; and provided, further, that
                                                         --------  -------
     the $2,000,000 minimum dollar amount set forth in the first sentence of
     Section 3(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 5.

          (b) If the Company is a registrant entitled to use Form S-3 or any successor form thereto to register shares of Registrable Stock, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with any method of disposition specified by any Holder or Holders, all of the shares of Registrable Stock. The Company agrees to maintain the registration effective as a shelf-registration for a period of twelve (12) months, except: (i) within 90 days after the effective date of a Registration Statement filed by the Company (except for Registration Statements on Form S-4, S-8 or any successors thereto) or (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

     Directors it would be seriously detrimental to the Company stockholders for a Form S-3 Registration Statement to be effective due to pending Company events, or that keeping such Statement effective at such time would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, or if the Company intends to file a Registration Statement within sixty (60) days and agrees to register shares of the Holders' Registrable Stock therein, provided, however, that the Company shall not
                                --------  -------
     utilize these rights more than once in any 12-month period, nor for a period of more than sixty (60) days, and further provided that the shelf registration shall be kept effective for an additional period equal to the period of time during which the shelf registration was not kept effective pursuant hereto.

     6.   Registration Procedures. If and whenever the Company is required by
          -----------------------
the provisions of Section 3, 4 or 5 hereof to effect the registration of shares of Registrable Stock under the Securities Act, the Company will, at its expense, as expeditiously as possible:

          (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement with respect to the Registrable Stock and use its best efforts to cause such Registration Statement to become and remain effective until the Registrable Stock covered by such Registration Statement has been sold, but for no longer than twelve (12) months subsequent to the effective date of such registration, and prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete until the Registrable Stock covered by such Registration Statement has been sold, but for no longer than twelve
     (12) months subsequent to the effective date of such registration;

          (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement, in usual and customary form, with the managing underwriter, if any, of the public offering and each Holder participating in such offering shall also enter into and perform its obligations under such an agreement;

          (c) Furnish to the participating Holders and to the underwriters such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters and participating Holders may reasonably request in order to facilitate the public offering of such securities;

          (d) Use its best efforts to register or qualify the Registrable Stock covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions (i) as shall be reasonably appropriate for the distribution of the Registrable Stock covered by such Registration Statement or (ii) as such participating Holders and underwriters may reasonably request within ten (10) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement required to execute a general consent to service of process, to subject itself to taxation, or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

          (e) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

          (f) Notify the Holders participating in such registration promptly of any request by the Commission or any state securities commission or agency for the amending or supplementing of such Registration Statement or prospectus or for additional information;

          (g) Prepare and file with the Commission, promptly upon the request of any such participating Holders, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel representing the Company in such Registration (and which counsel is reasonably acceptable to such participating Holders), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Stock by such participating Holders, but for no longer than twelve (12) months subsequent to the effective date of such registration;

          (h) Prepare and promptly file with the Commission, and promptly notify such participating Holders of the filing of, such amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Registrable Stock is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (i) In case any of such participating Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

          (j) Advise such participating Holders, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission or any state securities commission or agency suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (k) At the request of any such participating Holder (i) furnish to such Holder, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, copies of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and Federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings and (ii) use its best efforts to furnish to such Holder letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as are customarily subject of letters of issuer's independent certified public accountants to underwriters in underwritten public offerings, or, if the offering is not underwritten, that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the Registration Statement and prospectus, as such requesting Holder or Holders may reasonably request;

          (l) Apply for listing and use its best efforts to list the Registrable Stock being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Stock being registered for inclusion on the automated quotation system of the NASD.

     7.   Expenses.
          --------

          (a) With respect to each registration effected pursuant to Section 3, 4 or 5 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, (i) that Holders and other holders of
                     --------  -------
     the Company's stock participating in any such registration shall bear their pro rata share of the underwriting discounts, selling commissions and fees and disbursements of special counsel, (ii) any such fee, cost or expense which does not constitute a fee, cost or expense customary in such a registration and which is attributable solely to one (1) Holder or other holder of the Company's stock participating

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement in any such registration shall be borne by that Holder or holder and (iii) in the event of any special audit required in connection with a registration pursuant to Section 3, the Company shall not be responsible for expenses exceeding $15,000 and the Holders and other holders of the Company's stock participating in any such registration shall bear their pro rata share of any such expenses exceeding $15,000.

          (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), fees and disbursements of one counsel for the selling security holders collectively, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified and the premiums and other costs of policies of insurance insuring the Company against liability arising out of such public offering.

     8.   Indemnification and Contribution
          --------------------------------

          (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder whose shares of Registrable Stock are included in a Registration Statement pursuant to the provisions of this Agreement, and, in the Company's Initial Public Offering, each Holder whether or not such Holder's shares of Registrable Stock are included in any such Registration Statement, and any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such Holder or such underwriter within the meaning of the Securities Act, and each of their successors, from and against, and will reimburse such Holder and each such underwriter and controlling Person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder or any such underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable
                        --------  -------
     in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by or on behalf of any such

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

     Holder, such underwriter or controlling Person in writing specifically for use in the preparation thereof; and provided, further, that this indemnity
                                         --------  -------
     shall not be deemed to relieve any underwriter of any of its due diligence obligations; and provided, further, that if any claim, action, demand,
                      --------  -------
     loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus and if the Holder delivered a copy of the preliminary prospectus to the person alleging damage and failed to deliver a copy of the final prospectus to such persons, the Company shall not be liable with respect to the claims of such person.

          (b) Each Holder of shares of Registrable Stock which are included in a Registration Statement pursuant to the provisions of this Agreement will, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder of shares of Registrable Stock which are included in the registration, each of the officers, directors and partners of each such other Holder and each person controlling such other Holder, from and against, and will reimburse such parties with respect to, any and all losses, damages, liabilities, costs or expenses to which such parties may become subject under the Securities Act or otherwise, to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue of any material fact contained therein or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such Holder for use in the preparation thereof, provided that the
                                                               --------
     liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of shares of Registrable Stock covered by a Registration Statement; and provided, further that this
                                                    --------  -------
     indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

          (c) Promptly after receipt by a party to be indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 8 (an "indemnified party") of actual knowledge or notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to an indemnified party otherwise than under this Section 8 and shall not

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement relieve the indemnifying party from liability under this Section 8 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (a) and (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim made without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for the indemnification in such case, (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling Person in circumstances for which indemnification was provided under this Section 8; then, and in each case, the Company and each such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the Registration Statement bears to the public price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that,
                                                       --------  -------
     in any such case, (A) no Person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities
     Act) will be entitled to contribution from any Person or entity that was not guilty of such fraudulent misrepresentation and (B) no Holder will be required to contribute any amount in excess

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement of the net proceeds of such Holder of such Registrable Stock offered by it pursuant to such Registration Statement.

     9.   Reporting Requirements Under Securities Exchange Act of 1934. When it
          ------------------------------------------------------------
becomes first legally required to do so, the Company shall register its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first Registration Statement filed by the Company, the Company shall use its best efforts to (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this
Section 9 are (i) to enable any such Holder to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision) and (ii) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Stock pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Stock.

     10.  Stockholder Information. The Company may require each Holder of
          -----------------------
Registrable Stock as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

     11.  Lock-Up Agreements.
          ------------------

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

          (a) Restrictions on Public Sale by the Company. The Company agrees not
              ------------------------------------------
     to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period, not to exceed one hundred eighty
     (180) days (as requested by the managing underwriter), following the effective date of the Initial Public Offering, or ninety (90) days following the effective date of any other underwritten public offering of securities of the Company, except in connection with any such underwritten offering and except for equity securities issued pursuant to employee stock option or employee stock purchase plans or in conjunction with any merger or consolidation with, or acquisition of the stock or assets of, any other entity.

          (b) Restrictions on Public Sale by the Holders. Each Holder agrees
              ------------------------------------------
     that it will not, to the extent requested by the managing underwriter of such offering, sell or otherwise dispose of any equity securities of the Company, including any sale pursuant to Rule 144, during a period specified by the Company and such underwriter (not to exceed one hundred eighty (180) days after the effective date of the Initial Public Offering or ninety (90) days after any other underwritten offering), except in conjunction with such underwritten offering; provided that each officer, director and holder
                                 --------
     of at least one percent of the Company's outstanding Common Stock shall enter into similar each lock-up agreements; provided, further, that the
                                                 --------  -------
     provisions of this Section 11(b) shall not apply to shares of Company's Common Stock purchased or acquired by such Investor in the Initial Public Offering, pursuant to the warrants issued to such Investor in connection with the transactions contemplated by the Series D Purchase Agreement, or on the open market after the date of the Initial Public Offering.

          (c) Restrictions on Public Sale by Subsequent Holders. Except in a
              -------------------------------------------------
     public offering registered under the Securities Act, the Company shall not issue or sell any equity security unless each recipient thereof agrees in writing with the Company (i) not to offer to sell or sell such equity security during a period specified by the Company and the underwriter thereof (not to exceed one hundred eighty (180) days after the effective date of the Initial Public Offering or ninety (90) days after any other underwritten public offering of securities of the Company registered under the Securities Act), except in conjunction with such underwritten offering and (ii) to execute and deliver the underwriting agreement in connection with any such underwritten offering.

     12.  Notices.   Any notice required or permitted to be given hereunder
          -------
shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

     If to the Company:    Rob Schultz
                           DigitalWork.com, Inc.
                           230 West Monroe

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                           Suite 1950
                           Chicago, Illinois 60606
                           Telecopier: (312) 261-2010

     With copies to:       Craig Bradley
                           Freeborn & Peters
                           311 South Wacker Drive
                           Suite 3000
                           Chicago, Illinois 60606-6677
                           Telecopier: (312) 360-6574

     If to any Investor:   To the address of such Investor set forth on
                           the signature pages hereto.

     With copies to:       Rick Cohen, Esq.
                           Buchalter, Nemer, Fields & Younger
                           601 South Figeroa Street
                           Suite 2400
                           Los Angels, California 90017

and if to any other Holder at such Holder's address for notice as set forth in the register maintained by the Company, or, as to any of the foregoing, to such other address as any such party may give the others notice of pursuant to this Section, provided that a change of address shall only be effective upon receipt.
         --------

All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the third business day following the day such mailing is made.

     13.  Governing Law. This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of Delaware (without regard to conflict of laws provisions).

     14.  Waivers; Amendments. No waiver of any right hereunder by any party
          -------------------
shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Stock and

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement
the securities convertible into, exchangeable for or exercisable for Registrable Stock (calculated on an as converted, exchanged or exercised basis). Additionally, this Agreement may not be amended in a manner that detrimentally or adversely affects the rights of the Holders of Series D Registrable Stock except by a writing executed by the Company and the Holders of at least two-thirds of the then outstanding Series D Registrable Stock and the securities convertible into, exchangeable for or exercisable for Series D Registrable Stock (calculated on an as converted, exchanged or exercised basis); provided,
                                                               --------
however, that any amendment or waiver that is detrimental to a holder of Series
-------
D Preferred in a manner different than any other holder of the Company's preferred stock shall require the written consent of such holder.

     15.  Other Registration Rights. The Company shall not grant to any third
          -------------------------
party any registration rights more favorable than any of those contained herein, or which would interfere with or delay the exercise by the Holders of their registrations rights hereunder, so long as any of the registration rights under this Agreement remains in effect, unless approved by each of (a) Holders of Series C Preferred Stock holding at least two-thirds of the then outstanding shares Series C Preferred Stock, and (b) the Holders of Series D Preferred Stock holding at least two-thirds of the then outstanding shares of Series D Preferred Stock, which approval may require that such rights be granted only pursuant to an amendment or restatement of this Agreement.

     16.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
shall inure to the benefit of the respective legal representatives, successors and assigns of the parties; provided, however, that no expansion of the
                            --------  -------
definition of Holders set forth above shall be effected by this Section 16.

     17.  Transfer of Rights. All of the rights of an Investor in this Agreement
          ------------------
may only be transferred by the Investor to the following: (i) if the Investor is a partnership, any partner or retired partner of such Purchaser, (ii) if the Investor is an individual, any family member of or trust for the benefit of such Investor, (iii) if the Investor is a corporation, any shareholder of such Investor, (iv) if the Investor is a limited liability company, to members of such Investor, or (v) any transferee who acquires at least $500,000 of Series D Preferred; provided, that, such transfer otherwise complies with all applicable state and federal securities laws.

     18.  Aggregation. For purposes of determining the availability of any
          -----------
rights under this Agreement, all shares of Series D Preferred held or acquired by affiliated persons or persons under common management shall be aggregated together and treated as one such holder.

     19.  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     20.  Prior Understanding and Agreements.  This Agreement constitutes the
          ----------------------------------
sole and entire agreement of the parties with respect to the subject matter hereof.

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

     21.  Headings.  Headings in this Agreement are included for reference only
          --------
and shall have no effect upon the construction or interpretation of any part of this Agreement.

     22.  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                        [Signatures on Following Pages]

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Investor has duly executed this Agreement (or has caused it to be executed by a duly authorized officer, partner, trustee or agent, as the case may be), as of the date first above recited.

                              DIGITALWORK.COM, INC.,
                              a Delaware corporation



                              By: /s/ Craig A. Terrill
                                  -------------------------------------
                              Name:   Craig A. Terrill
                              Title:  President


                   [Additional Signatures on Following Pages]

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-1

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------


INVESTORS:
---------

Draper Fisher Jurvetson Fund V, LP,
a ____________ Limited Partnership


By:   /S/ Warren Packard
    ________________________________
          Warren Packard
Its:      Director
    ________________________________
Address:  400 Seaport Court
          Suite 250
          Redwood City, California  94063



Draper Fisher Jurvetson Partners V, LLC, a _____________ Limited Partnership


By:   /S/ Warren Packard
    ________________________________
          Warren Packard
Its:      Director
    ________________________________
Address:  400 Seaport Court
          Suite 250
          Redwood City, California  94063



                                   *   *   *

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-2

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------


INVESTORS:
---------

TL VENTURES IV L.P.

By:   TL Ventures IV Management L.P.,
      its general partner

By:   TL Ventures IV LLC,
      its general partner

By:      /S/ Robert E. Keith
         ________________________________
Name:    Robert E. Keith
Title:   Managing Director


Address: c/o TL Ventures LLC
         The 700 Building
         435 Devon Park Drive
         Wayne, PA 19087-1945
         Attn:  Chief Financial Officer

TL VENTURES IV Interfund L.P.

By:   TL Ventures IV LLC,
      its general partner

By:      /S/ Robert E. Keith
         _________________________________
Name:    Robert E. Keith
Title:   Managing Director


Address: c/o TL Ventures LLC
         The 700 Building
         435 Devon Park Drive
         Wayne, PA 19087-1945
         Attn:  Chief Financial Officer

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-3

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------


INVESTOR:
--------

ATTRACTOR INSTITUTIONAL LP

By:  /S/ Harvey Allison
     ______________________
     Harvey Allison
     Managing Member of Attractor Ventures LLC,
     its General Partner

Address:  1110 Burlingame Avenue
          Suite 211
          Burlingame, California  94010


ATTRACTOR VENTURES LLC

By:  /S/ Harvey Allison
     _______________________________
     Harvey Allison, Managing Member

Address:  1110 Burlingame Avenue
          Suite 211
          Burlingame, California  94010


ATTRACTOR LP

By:  /S/ Harvey Allison
     ______________________
     Harvey Allison
     Managing Member of Attractor Ventures LLC,
     its General Partner

Address:  1110 Burlingame Avenue
          Suite 211
          Burlingame, California  94010

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-4

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------


ATTRACTOR QP LP

By:  /s/ Harvey Allison
     _________________________
     Harvey Allison
     Managing Member of Attractor Ventures LLC,
     its General Partner

Address:  1110 Burlingame Avenue
          Suite 211
          Burlingame, California  94010


Attractor Offshore Ltd.

By:  /s/ Harvey Allison
     _________________________
     Harvey Allison
     President, Attractor Investment
     Management, Inc., Investment Manager of
     Attractor Offshore Ltd.

Address:  1110 Burlingame Avenue
          Suite 211
          Burlingame, California  94010

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-5

INVESTOR:
--------

INFORMATION TECHNOLOGY VENTURES II, L.P., a California limited partnership

By:  ITV MANAGEMENT II, LLC

     a California limited liability company
     Title:  General Partner

By:     /s/ Virginia M. Turezyn
        ___________________________________
        Virginia M. Turezyn
Title:  Managing Member

Address:    3000 Sand Hill Road
            Building 1
            Menlo Park, California  94025


ITV AFFILIATES FUND II, L.P.,
a California limited partnership

By:     ITV MANAGEMENT II, LLC
        a California limited liability company
Title:  General Partner

By:     /s/ Virginia M. Turezyn
        _____________________________________
        Virginia M. Turezyn
Title:  Managing Member


Address:    3000 Sand Hill Road
            Building 1
            Menlo Park, California  94025

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-6

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------


 Office Depot, Inc.,
 a Delaware corporation


 By:/s/ Barry J. Goldstein
    ___________________________________________
 Name:  Barry J. Goldstein,
 Title: Executive Vice President & CFO

 Address:   2200 Old Germantown Road
            Delray Beach, Florida 33445


 Mail Boxes Etc.,
 a California corporation


 By:/s/ Thomas K. Herskowitz
    _______________________________________
 Name:  Thomas K. Herskowitz
 Title: Ex P

 Address:   6060 Cornerstone Court West
            San Diego, California 92121


 PurchasePro.com, Inc.,
 a Nevada corporation


 By:/s/ Christopher P. Carton
    ________________________________________
 Name:  Christopher P. Carton
 Title: President/COO

 Address: 3291 North Buffalo Drive, Suite 2
          Las Vegas, Nevada 89129

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-7

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------


 Reckson Service Industries, Inc.


 By:/s/ Jeffrey D. Neumann
    _______________________________________
 Name:  Jeffrey D. Neumann
 Title: Executive Vice President

 smalloffice.com LLC


 By:/s/ William J. Curtis
    _______________________________________
 Name:  William J. Curtis
 Title: CEO


 Winstar Interactive Ventures I Inc.


 By:/s/ Stuart B. Reheint
    _______________________________________
 Name:  Stuart B. Reheint
 Title: President

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-8

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------

                              Individual Investors




By:  /s/ Marc Benoiff
     -----------------------------------
     Marc Benoiff
     95 Telegraph Hill Blvd.
     San Francisco,  CA  94133



By:  /s/ Ken Johnson /s/ Deborah Johnson
     -----------------------------------
     Ken and Deborah Johnson
     5821 Lakehurst Avenue
     Dallas, TX  75230



By:  /s/ Michael A. Coppola
     -----------------------------------
     Michael A. Coppola
     4521 Fleur Drive, Suite C
     Des Moines,  IA  50321



By:  /s/ Arthur M. Coppola
     -----------------------------------
     Arthur M. Coppola
     401 Wilshire Boulevard, Suite 700
     Santa Monica,  CA  90401



By:  /s/ James S. Cownie
     -----------------------------------
     James S. Cownie IRA
     1601 22/nd/ Street
     West Des Moines , IA  50266

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-9

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------

                       Individual Investors (Continued)



By:  /s/ David L. Miller
     -----------------------------------
     David L. Miller
     1601 22/nd/ Street
     West Des Moines , IA  50266


By:  /s/ James Kubik
     -----------------------------------
     James Kubik
     418 Caesar Drive
     Barrington Hills,  IL  60010


By:  /s/ Kathleen Kubik
     -----------------------------------
     Kathleen Kubik
     418 Caesar Drive
     Barrington Hills,  IL  60010


By:  /s/ William J. Steding
     -----------------------------------
     William J.  Steding
     2515 McKinney Ave., Ste. 1350
     Dallas, TX  75201


By:  /s/ Fred S. Hubbell
     -----------------------------------
     Fred S. Hubbell
     Strawinskylaan 2631
     P.O. Box 810
     1000 AV Amsterdam
     Amsterdam, The Netherlands

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-10

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*
                           --------------------------

                        Individual Investors (Continued)



By:   /s/ William Schmuhl, Jr.
      ----------------------------------
      William Schmuhl, Jr. Trust
      1421 Honan Drive
      South Bend, IN  46614


By:   /s/ David E. Simon
      ----------------------------------
      David E. Simon
      115 West Washington St., Suite 1465
      Indianapolis,  IN  46204


By:   /s/ H. Spencer Kenderick
      ----------------------------------
      H. Spencer Kenderick
      2515 McKinney Avenue, Suite 1350
      Dallas, TX  75225


By:   /s/ William P. Beatson
      ----------------------------------
      William P. Beatson
      170 Jennifer Road, Suite 300
      Annapolis,  MD  21401


By:   /s/ Marshall B. Tycher
      ----------------------------------
      Marshall B. Tycher
      233 Canoe Brook Road
      Short Hills, NJ  07078

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-11

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*
                           --------------------------

                        Individual Investors (Continued)


By:  /s/ James M. Hoak
     --------------------------------------
     James M. Hoak
     13355 Noel Road, Suite 1050
     Dallas,  TX  75240



By:  /s/ Eric D. Van den Branden
     --------------------------------------
     Eric D. Van den Branden
     13355 Noel Road, Suite 1050
     Dallas, TX 75240



By:  /s/ J. Hale Hoak
     --------------------------------------
     J. Hale Hoak
     13355 Noel Road, Suite 1050
     Dallas,  TX  75240



By:  /s/ Anthony Kamin
     --------------------------------------
     Anthony Kamin
     350 W. Belden, #606
     Chicago,  IL  60614


By:  /s/ Ira S. Rimmerman
     --------------------------------------
     Ira S. Rimmerman
     3 World Financial Center
     200 Vesey Street, 6/th/ Floor
     New York, NY  10285

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                  Page S-12

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*
                           --------------------------

                        Individual Investors (Continued)



By:  /s/ Edward C. Coppola
     --------------------------------------
     Edward C. Coppola
     13455 Noel Road, Suite 1480
     Dallas,  TX  75240


E.C. Coppola Famila Ltd. Partnership, L.C.
     By ECC Ventures, L.C., its General Partner

By:  /s/ Edward C. Coppola
     --------------------------------------


By:  /s/ Richard Dickey
     --------------------------------------
     Richard Dickey
     36 Keofferam
     Old Greenwick,  CT  06870



By:  /s/ Todd J. Zelek
     --------------------------------------
     Todd J. Zelek
     601 South Figueroa Street, #4425
     Los Angeles, CA  90017



By:  /s/ Donough P. McDonough
     --------------------------------------
     Donough P. McDonough
     3 World Financial Center
     200 Vesey Street, 6/th/ Floor
     New York, NY  10285

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                  Page S-13

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*
                           --------------------------

                        Individual Investors (Continued)


By:  /s/ M. Bradley Smith
     --------------------------------------
     M. Bradley Smith
     3 World Financial Center
     200 Vesey Street, 6/th/ Floor
     New York, NY  10285



By:  /s/ David S. Erickson
     --------------------------------------
     David S. Erickson
     3 World Financial Center
     200 Vesey Street, 6/th/ Floor
     New York, NY  10285


By:  /s/ Brian P. Wade
     --------------------------------------
     Brian P. Wade
     216 Forest Ave.
     Glen Ridge,  NJ  07028-2416



By:  /s/ Timothy B. Gould
     --------------------------------------
     Timothy B. Gould
     3 World Financial Center
     200 Vesey Street, 6/th/ Floor
     New York, NY  10285



By:  /s/ John W. Mason, M.D.
     --------------------------------------
     John W. Mason, M.D.
     1 Beach Drive SE
     Bayfront Tower 2702
     St. Petersburg,  FL  33701-3963

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-14

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*
                           --------------------------

                        Individual Investors (Continued)


By:  /s/ illegible
     --------------------------------------
     JPSJC Partnership
     Trust Account - lolta
     4311 Oak Lawn Ave., Suite 600
     Dallas,  TX  75219



By:  /s/ Tom Unis
     --------------------------------------
     Tom Unis
     Two Galleria Tower
     13455 Noel Road, Suite 400
     Dallas, TX  75240



Cyprus Partners, LLC


By:  /s/ Raj Atluru
     --------------------------------------
Name:  Raj Atluru

Title: President
       ------------------------------------

Address: c/o Raj Atluru
         The 700 Building
         435 Devon Park Drive
         Wayne, PA 19087-1945

                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                  Pages S-15

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                         *COUNTERPART SIGNATURE PAGE*
                          --------------------------

                       Individual Investors (Continued)


By:  /s/ Mark Boyce
     --------------------------------------
     Mark Boyce
     P.O. Box 390590
     Cambridge, MA 02139


                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-16

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*
                           --------------------------

                       Individual Investors (Continued)

Flynn/Gallagher Fund I


By: /s/ Ronald B. Booth
    ---------------------------------------
Name: Ronald B. Booth
      -------------------------------------
Title: Manager
       ------------------------------------


                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-17

                             DIGITALWORK.COM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*
                           --------------------------

                        Individual Investors (Continued)

Dell USA L.P1

By:  Dell Gen. P. Corp.
     Its General Partner


By: /s/ Alex C. Smith
    ---------------------------------------
Name: Alex C. Smith
      -------------------------------------
Title: Vice President
       ------------------------------------


                             DigitalWork.com, Inc.
              Amended and Restated Registration Rights Agreement

                                   Page S-18